[Translation]
[MHM Final]
Form 4-2
COVER PAGE

Filing Document:	SECURITIES REGISTRATION STATEMENT

To be Filed with:	Director of Kanto Local Finance Bureau

Filing Date:	May 10, 2011

Name of the Registrant:	PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title of Representative of	Jonathan S. Horwitz
Fund:	Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222

Phone Number:	03-6212-8316

Name of the Fund Making Public Offering or	PUTNAM HIGH YIELD ADVANTAGE FUND
Sale of Foreign Investment Fund Securities:

Type and Aggregate Amount of Foreign	Up to 1.7 billion U.S. dollars (approximately JPY
Investment Fund Securities to be Publicly	138.9 billion) for Class M Shares
Offered or Sold:

Note:	U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=JPY 81.71 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 28, 2011).

Places where a copy of this Securities	Not applicable.
Registration Statement is available for Public
Inspection:

A09352387/1.0/08 May 2008

PART I.	INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	PUTNAM HIGH YIELD ADVANTAGE FUND (hereinafter
referred to as the "Fund")

2.	NATURE OF FOREIGN	Six classes of shares (Class A shares, Class B shares,
	INVESTMENT FUND SECU-	Class C shares, Class M shares, Class R shares, and
	RITIES CERTIFICATES:	Class Y shares). Registered shares of beneficial interest
without par value. In Japan, only Class M shares
(hereinafter referred to as the "Shares") are publicly
offered. As to the Shares, there are no credit ratings
which have been provided or made available for
inspection by any credit-rating firm due to the request
from the issuer of the Fund, or which are to be provided
or made available for inspection by any credit-rating firm
due o the request from the issuer of the Fund.

3.	NUMBER OF SHARES TO	Up to 1.7 million U.S. dollars (approximately JPY 138.9
	BE OFFERED FOR SALE	billion) for Class M Shares
(IN JAPAN)

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=JPY 81.71 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 28, 2011).

Note 2: In this document, money amounts and percentages have been rounded.
Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is calculated by multiplying the corresponding dollar amount by the conversion rate specified and rounded when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

4.	ISSUE PRICE:	The Net Asset Value per Share next calculated on a Fund
Business Day after the application for purchase is
received by the Fund.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

5.	SALES CHARGE:	Sales charge (in Japan) is 3.4125% (3.25% after
deduction of tax) of the Subscription Amount.

6.	MINIMUM AMOUNT OR	Shares may be purchased in a minimum amount of 100
	NUMBER OF SHARES	shares and in integral multiples of 10 shares.
FOR SUBSCRIPTION:

7.	PERIOD OF SUBSCRIPTION:	From:	May 11, 2011 (Wednesday)
		To:	May 10, 2012 (Thursday)
Provided that the subscription is handled only on a Fund
Business Day and a business day when financial
institutions are open for business in Japan.

8.	PLACE OF SUBSCRIPTION:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
(hereinafter referred to as "MUMS" or the "Distributor")
4-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo
Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Distributor.

9.	DATE AND PLACE	Investors shall pay the Issue Price and Sales Charge to
	OF PAYMENT:	MUMS within 4 business days in Japan from the day
when MUMS confirms the execution of the order (the
"Trade Day").

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The total issue price will be transferred by MUMS to the
account of the Fund at Putnam Retail Management
Limited Partnership (hereinafter referred to as the
"Underwriter"), within 4 Fund Business Days (hereinafter
referred to as "Payment Date") from (and including) the
Application Day.

10.	PLACE OF PAYMENT:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.

11. MATTERS CONCERNING THE TRANSFER AGENCY:

Not applicable.

12. MISCELLANEOUS:

(1) DEPOSIT FOR SUBSCRIPTION:

None.

(2) OUTLINE OF UNDERWRITING, ETC.

a. MUMS has entered into an agreement dated 10th September, 1996 with the Underwriter in connection with the sale and repurchase of the Shares in Japan, and has undertaken to make a public offering of Shares.

b. During the offering period, MUMS will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other distributors or sales and repurchase handling companies (together with MUMS, hereinafter referred to as the "Sales Handling Companies") to the Fund.

Note: The "Sales Handling Company" shall mean a financial instruments firm and/or registration agent financial institution which enters into an agreement concerning the brokerage business of Fund Shares with the Distributor to engage in the business of forwarding investors' applications for subscription and requests for repurchase of Fund Shares to the Distributor and in the business of handling the services concerning acceptance of investors' subscription moneys and the services concerning payments of the repurchase proceeds to the investors and other services.

c. The Fund has appointed MUMS as the Agent Company in Japan.

Note: The "Agent Company" shall mean an agent company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and the Sales Handling Companies rendering such other services.

(3) Method of Subscription:

Investors who subscribe for Shares shall enter into an agreement with the Sales Handling Company concerning the foreign securities transactions. For this purpose, the Distributor or the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as the "Account Agreement") and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with the Account Agreement. The subscription amount shall be paid in yen in principal, and the exchange rate between Dollars and Yen shall be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign exchange market as of the Trade Day for each application.

The subscription amount shall be paid in dollars to the account of the Fund with the Underwriter for the Fund by MUMS on the Payment Date.

(4) PAST PERFORMANCE

The performance information below gives some indication of the risks associated with an investment in the Fund, by showing the Fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance

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would be lower. It is important to remember that past performance is not necessarily an indication of future results.

* Best calendar quarter (Q2 2009): 18.28%

* Worst calendar quarter (Q4 2008): - 17.91%

Average Annual Total Returns after sales charges (for periods ended 12/31/2010)

	Past 1 year	Past 5 years	Past 10 years

Class M shares (before taxes)	9.26%	7.10%	7.67%

JP Morgan Developed High Yield Index
(no deduction for fees, expenses or taxes)	14.86%	8.87%	9.15%

(5) COSTS ASSOCIATED WITH AN INVESTOR'S INVESTMENT

The following table describes the fees and expenses an investor may pay if the investor buys and holds shares of the Fund. An investor may qualify for sales charge discounts if the investor and the investor’s family invest, or agree to invest in the future, at least $100,000 in class A shares (not available in Japan) or $50,000 in class M shares of Putnam funds.

Shareholder Fees (fees paid directly from an investor's investment)

Class M

Maximum Sales Charge (Load) Imposed on Purchases (as a	3.25% /
percentage of the offering price)	3.4125%*

Maximum Deferred Sales Charge (Load) (as a percentage of the	NONE**
original purchase price or redemption proceeds, whichever is lower)

* The sales charges (3.4125% (3.25% after deduction of tax)) shall be applied in Japan.

** A deferred sales charge of 0.40% on Class M shares may be imposed on certain redemptions of shares bought without an initial sales charge outside of Japan.

Annual Fund Operating Expenses (expenses an investor pays each year as a percentage of the value of an investor’s investment)

	Management Fees	Distribution & Service	Other Expenses	Total Annual Fund
		(12b-1) Fees		Operating Expenses †

Class M shares	0.57%	0.50%	0.22%	1.29%

† Restated to reflect projected expenses under a management contract effective 1/1/2010.

(6) EXAMPLE

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that investors invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all their shares at the end of those periods. It assumes a 5% return on an investor's investment each year and that the Fund's operating expenses remain the same. An investor's actual costs may be higher or lower.

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	1 year	3 years	5 years	10 years

Class M shares	$452	$721	$1,010	$1,831

(7) Portfolio turnover

The Fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 71%.

(8) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

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PART II. INFORMATION CONCERNING THE FUND

I DESCRIPTION OF THE FUND

1 NATURE OF THE FUND

(1) Objective and Basic Nature of the Fund:

A. Name of the Fund: Putnam High Yield Advantage Fund (the "Fund")

B. Goal:

The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

C. Formation of the Fund:

Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund's class M shares are currently offered in Japan. The Fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at least every five years. The most recent shareholder meeting was in 2009.

(Note) The Putnam Funds' Board of Trustees oversees the general conduct of the Fund's business and represents the interests of the Putnam fund shareholders. The Putnam Funds' Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the Fund or affiliated with Putnam Investment Management, LLC (the "Investment Management Company").

No limitation is set to the amount of the trust money.

D. Main Investments:

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The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer).

The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options, warrants, certain non-U.S. currency transactions and swap contracts, for both hedging and non-hedging purposes.

E. Main Risks:

It is important to understand that investors can lose money by investing in the Fund.

The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The risks associated with bond investments include interest rate risk, which means the prices of the Fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds and credit risk is generally greater for below investment-grade bonds (a significant part of the fund's investments). The Investment Management Company's use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency.

(2)	History of the Fund:

	January 13, 1986:	Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.

	May 5, 1994:	Adoption of the Amended and Restated Agreement and Declaration of
Trust.

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B. Role of the Investment Management Company and the Related Companies of the Fund and Summary of the agreements, etc.

Name	Role in the management	Summary of the agreements, etc.
of the Fund

Putnam Investment	Investment Management	The Investment Management Company has
Management, LLC	Company	entered into the Management Contract with the
Fund as of January 1, 2010, under which it
provides the Fund with the investment
management services and investment advisory
services in relation to the Fund’s assets.

Putnam Investments	Sub-Investment Management	The Sub-Investment Management Company
Limited	Company	has entered into the Sub-Management
Contract with the Investment Management
Company as of May 15, 2008, under which it
may manage a separate portion of the assets
of the Fund as determined by the Investment
Management Company from time to time, and,
subject to the supervision of the Investment
Management Company, it is responsible for
making investment decisions for the portion of
the assets of the Fund that it manages.

State Street Bank and	Custodian	The Custodian has entered into the Master
Trust Company		Custodian Agreement with the Fund as of
January 1, 2007, which sets out that the
Custodian serves as a custodian of the Fund’s
assets.

The Sub-Accounting Agent has entered into
	Sub-Accounting Agent	the Master Sub-Accounting Services
Agreement dated January 1, 2007 with Putnam
Investment Management, LLC, which sets out
that the Custodian provides certain fund
accounting and recordkeeping services for the
Fund’s assets.

Putnam Investor	Investor Servicing Agent	The Investor Servicing Agent has entered into
Services, Inc.		the Amended and Restated Investor Servicing
Agreement with the Fund as of January 1,
2009, under which the Investor Servicing
Agent provides all services required by the
Fund in connection with the establishment,
maintenance and recording of shareholder
accounts, including without limitation all related
tax and other reporting requirements, and the
implementation of investment and redemption
arrangements offered in connection with the
sale of the Fund’s shares.

Putnam Retail	Principal Underwriter	The Principal Underwriter has entered into the
Management Limited		Distributor’s Contract with the Fund as of
Partnership		August 3, 2007, under which the Principal
Underwriter has the right, as principal, to sell
shares of the Fund and acts as agent for the
Fund in connection with the repurchase of
shares by the Fund.

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Mitsubishi UFJ Morgan	Distributor in Japan	The Distributor in Japan has entered into the
Stanley Securities Co.,		Japan Dealer Sales Contract with the Principal
Ltd.		Underwriter in respect of Class M Shares of
the Fund as of September 10, 1996, under
which it forwards sales and repurchase orders
in Japan to the Principal Underwriter.

	Agent Company	The Agent Company has entered into the
Agent Company Agreement with the Fund in
respect of Class M Shares of the Fund as of
August 23, 1996, under which it distributes
prospectuses, makes public in Japan the daily
net asset value per share of the Fund, and
distributes any documents required to be
prepared in accordance with the applicable
laws and regulations of Japan.

C. The Trustees

The Fund’s Trustees are responsible for generally overseeing the conduct of Fund business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment manager, to the extent provided therein (iv) with respect to certain termination of the Trust, to the extent provided therein (v) with respect to any amendments to the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

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On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Trustees or when requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive

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advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Trust may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

Changes of Trustees and Officers:

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

Amendment to the Agreement and Declaration of Trust:

Generally, shareholder approval is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision.

D. Putnam Investment Management, LLC (Investment Management Company)

(a) Law of Place of Incorporation

The Investment Management Company was established on November 29, 2000. The Investment Management Company is a limited liability company organized under the laws of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Under the Advisers Act, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. Investment advisers under the Advisers Act generally may not conduct their business unless they are registered with the U.S. Securities and Exchange Commission (the "SEC").

(b) Outline of the Supervisory Authority

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The Investment Management Company is registered as an investment adviser under the Advisers Act.

(c) Purpose of the Company

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(d) History of the Investment Management Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund’s portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with nearly $69.2 billion in aggregate net asset value in over 5 million shareholder accounts as of the end of February, 2011. An affiliate of the Investment Management Company, The Putnam Advisory Company LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services Inc., provides shareholder services to the Putnam funds. Total assets under management by Putnam entities, including assets of mutual funds and other clients, are over $125 billion as of the end of February, 2011.

Putnam Investment Management, LLC, Putnam Investments Limited, Putnam Retail Management, Limited Partnership and Putnam Investor Services, Inc. are wholly owned, indirect subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109. Putnam Investments, LLC, which generally conducts business under the name Putnam Investments, is a wholly owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation.

(e) Amount of Members' Equity (as of the end of February 2011)

(i) Members' Equity:

$90,968,334* (approximately JPY 7.4 billion)

* Unaudited.

(ii) Number of authorized shares of capital stock:

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Not applicable.

(iii) Number of outstanding shares of capital stock:

Not applicable.

(iv) Amount of Members' Equity (for the past five years):

Year	Amount of Members' Equity

End of 2006	$70,594,104

End of 2007	$117,226,875

End of 2008	$58,526,939

End of 2009	$69,079,977

End of 2010	$82,851,104

(f) Structure of the Management of the Investment Management Company

The Investment Management Company is a limited liability company formed under the laws of the State of Delaware. Putnam Investments, LLC, the sole Member of the Investment Management Company, manages and conducts the property, business and affairs of the Investment Management Company.

Each Fund managed by the Investment Management Company is managed by one or more teams of portfolio managers. These teams, in coordination with analysts who research specific securities, and other members of the relevant investment group, provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet periodically and review the performance of each fund with its manager at least annually.

In selecting portfolio securities for the Fund, the Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

(g) Information concerning Major Shareholders

As of the end of February, 2011, all of the outstanding interests in the Investment Management Company were owned by Putnam Investments, LLC, located at One Post Office Square, Boston, Massachusetts 02109.

(4) Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and other U.S. federal and state securities laws. The

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Fund also intends to continue to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

A. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

B. Investment Company Act of 1940:

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the “SEC”), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

C. Securities Act of 1933:

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

D. Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

E. The U.S. Internal Revenue Code of 1986:

The Fund intends to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

F. Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as various state laws regarding the sale of the Fund’s shares.

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(5) Outline of Disclosure System:

(a) Disclosure in U.S.A.:

A. Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

B. Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with applicable law.

(b) Disclosure in Japan:

A. Disclosure to the Supervisory Authority:

(a) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire on the electronic disclosure system concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan (EDINET), etc.

The Distributor or the Sales Handling Company in Japan of the shares shall deliver to the investors "Mandatory Prospectuses" (Kofu-Mokuromisho in Japanese), which should be delivered to the investors before or at the same time as their application for subscription in accordance with the stipulation of the Financial Instruments and Exchange Law. Moreover, the Distributor or the Sales Handling Companies of the shares shall deliver to the investors "Prospectuses on Request” (Seikyu-Mokuromisho in Japanese), which should be delivered to the investors, if they request them, in accordance with the stipulation of the Financial Instruments and Exchange Law. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan annual securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire on EDINET, etc.

(b) Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Investment Management Company handles offering or selling of Fund Shares in Japan, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (the "Investment Fund Law"). Also, when the Investment Management

15

Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including contents of such changes. Further, in accordance with the relevant regulations of the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Commissioner of the Financial Services Agency of Japan.

B. Disclosure to Japanese Shareholders:

If the Trustees intend to make any amendment to the Agreement and Declaration of Trust of the Fund, the substance of which is material, or if they intend to merge the Fund with other trust(s) or fund(s), they must notify the Japanese Shareholders known to the Distributor or the Sales Handling Companies of the contents of and reasons, etc. for such change or merger in writing no later than 2 weeks prior to such change or merger.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or the Sales Handling Companies in Japan.

The investment management report mentioned in A.(b) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Companies.

(6) Outline of the Supervisory Authorities:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

A. The SEC has broad authority to oversee the application and enforcement of the U.S. federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

B. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2 INVESTMENT POLICY

(1) Basic Policy for Investment:

The Investment Management Company pursues the Fund’s goal by investing mainly in lower-rated bonds. Under normal circumstances, the Investment Management Company invests at least 80% of the Fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to recordholders of the Fund’s shares.

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(2) Objectives of Investment:

The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer).

The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options, warrants, certain non-U.S. currency transactions and swap contracts, for both hedging and non-hedging purposes.

(3) Management Structure of the Fund:

The Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Fund investors, as shareholders of a mutual fund, have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not an officer of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

The Trustees have retained the Investment Management Company, which has managed mutual funds since 1937, to be the Fund’s investment manager, responsible for making investment decisions for the Fund and managing the Fund’s other affairs and business. The basis for the Trustees' approval of the Fund's management contract and the sub-management contract described below is discussed in the Fund's annual report to shareholders dated November 30, 2010, which is filed with the SEC.

The Investment Management Company has retained its affiliate Putnam Investments Limited (the "Sub-Investment Management Company") to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of any Fund assets managed by the Sub-Investment Management Company, which provides a full range of non U.S. investment advisory services to institutional clients, is located at Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

Pursuant to this arrangement, the Investment Management Company's professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

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Portfolio Managers. The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio	Joined Fund	Employer	Positions Over Past Five
Managers			Years

Paul Scanlon	2002	Investment Management	Co-Head of Fixed Income and
		Company	Team Leader, High Yield
		1999-Present	Previously, Portfolio Manager

Norman Boucher	2005	Investment Management	Portfolio Manager
		Company
		1998-Present

Robert Salvin	2005	Investment Management	Portfolio Manager
		Company
		2000-Present

Compensation of portfolio managers. The Investment Management Company’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be is higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this Fund, the Investment Management Company evaluates performance based on the Fund's peer ranking in the Lipper High Current Yield Funds Category, which is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio Managers	Dollar range of shares
owned
Paul Scanlon	$0
Norman Boucher	$10,001-$50,000
Robert Salvin	$0

Structure of Fund Management:

(a) Investment Team

At the Investment Management Company, the management of all High Yield portfolios is performed using a team approach. The U.S. High Yield team (the “Team”) is comprised of three portfolio managers and 11 analysts. The Team is also able to draw upon

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the capabilities of the Investment Management Company’s over 70-member fixed-income team.

At the Investment Management Company, a fixed-income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

(b) Investment Process

Investment Philosophy

The high yield market is characterized by small issuers, complex instruments and a diverse set of market participants with varying return objectives that combine to create persistent market inefficiencies and attractive investment opportunities. The Team believes that superior returns relative to the market can be achieved by exploiting these inefficiencies through rigorous fundamental credit research and analysis.

The appreciation potential of most high yield bonds, unlike stocks, is capped by their call features and the pre-determined par amount that is received upon maturity of the bonds. However, due to the credit risk inherent in high yield bonds, the potential downside in the price of a high yield bond in the event of a default can be significant. As a result of this asymmetry, minimizing the exposure to deteriorating and defaulted credits in a high yield portfolio is a primary driver of outperformance.

The Team also believes that the high yield market moves in pronounced cycles driven primarily by the interrelationship between new issuance trends, default rates, and returns. Therefore, the Team thinks it is possible to add value by altering a portfolio’s profile based on where the market is in its cycle.

Investment Process Summary

The Investment Management Company’s High Yield investment process is a combination of bottom-up security selection and top-down risk-control and portfolio positioning. Portfolios are positioned based on the Team’s overall market outlook and their fundamental biases regarding portfolio construction. The Team uses their market outlook to determine the general profile that they would like the portfolios to have. Typically, this profile is captured by the portfolio’s beta and weightings by industry, yield bucket, and rating. The Team’s top-down view is based on an ongoing market discussion among the group’s portfolio members, but updated formally on a monthly basis.

Putnam’s High Yield Integrated Portfolio Construction Process:

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Overview of investment process

I. Idea Generation

- Consistent review of flows and information as news and data evolve
- Market pricing closely evaluated by traders and PMs
- Extensive data tools to evaluate price & spread changes on benchmark exposures
- Periodic industry reviews and quarterly updates
- Continuous interaction with Wall St. dealers, issuers, rating agencies and other Putnam investment professionals

II. Idea Screening

- Flexible model where analyst & PM discuss ideas to evaluate return potential
- Relevance to appropriate benchmark
- Potential for research clarity/advantage
- Trader & PM evaluation of liquidity

III. Research Process

- Research generated by seasoned analysts divided by industry
- Evaluation within industry framework
- Financial evaluation and modeling
- Capital structure and covenant analysis
- Liquidity evaluation
- Focus on:
  1. *Sustainable competitive advantage*
  2. *Viability of capital structure*
  3. *Trajectory of free cash flow*
  4. *Downside analysis*

IV. Investment Evaluation

- Decentralized --- the relevant portfolio manager & analyst evaluate individual opportunities
- Trader & PM's responsible for comparable evaluation and market perspective

V. Portfolio Implementation

- Evaluate appropriateness for various client portfolios/mandates
- Position sizing established by PM with a focus on "basis points at risk" and understanding volatility
- Execution handled by trader or PM based on relative value parameters

VI. Ongoing Evaluation

- Regular evaluation of trading levels through relative value tools, trading desk, analysts and PM's
- Monthly performance evaluation; sector and issuer attribution
- Ongoing research by industry analysts

Based on fundamental credit research performed by the Investment Management Company’s 11-person U.S. credit research team (and drawing on the capabilities of the entire 20-person team), the portfolio managers determine which securities to own and in what amounts relative to the index. Security selection decisions are made daily based on fundamental credit developments and market opportunities, and implemented against the Team’s current portfolio strategy. Security and issuer exposure are determined relative to the index, and result from the portfolio members’ conviction in the idea and the potential risk-adjusted return of the security. The Team follows a simple guideline when determining

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portfolio weightings: under a “worst case scenario” they never want to lose more than 30 basis points versus the benchmark due to exposure to an individual company. Adhering to this “rule of thumb” ensures that no one mistake will inordinately impact portfolio returns.

Importantly, portfolio managers are assigned to broad sectors. This allows the portfolio management team to make the high yield universe “smaller” as the portfolio managers will cover 300-350 issuers instead of the 1,000+ issuers included in the high yield universe. A smaller universe allows for more robust conversations about issuers and industries with the credit analysts. Analysts work with their sector portfolio manager to incorporate fundamental and quantitative research into high yield portfolios at the sector team level. For example, credit analysts will present their views on individual credits as well as corporate industry sectors. The amount of risk associated with each position is then determined through an elaborate risk decomposition process. Sector over- and underweights are also decided during the portfolio construction process. Research analysis is thus incorporated from the specific security level all the way through the portfolio construction process, and serves as the basis on which portfolios are assembled.

All of the credit analysts work closely with the portfolio managers; investment decisions are made collaboratively and there is a high level of interaction. It is crucial that the portfolio manager and analyst interact regularly on the analyst’s coverage universe; it is imperative that analyst research priorities reflect the most important names in the portfolio and the most important opportunity names in the market. This provides the Investment Management Company with what they believe is one of their key competitive advantages: the ability to act quickly, efficiently and intelligently when a good investment opportunity arises. The Team believes this is a key ingredient in assembling portfolios that outperform their benchmark.

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Performance and Analytics Team

Independently from the Investment Division, the Performance and Analytics Team measures the Fund's performance, and reports to the Management Committee.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk and Portfolio Analysis Group

The Investment Management Company has also established an independent Risk and Portfolio Analysis Group ("RPAG"). RPAG is part of the Investment Division and is charged with identifying, monitoring, and assessing risk factors across the Investment Management Company’s investment activities. RPAG and its head do not have direct responsibility for the management of client portfolios. This organizational structure facilitates an unbiased assessment of the risk.

Internal and External Inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations, and provides reports to Senior Management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company’s business operations (including not only investment compliance, but other key areas such as distribution/sales and operations), are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

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Oversight of third parties

Service providers of the Fund (the Investor Servicing Agent, the Custodian and Sub-Accounting Agent, and the Principal Underwriter) as described in “1. Nature of the Fund, (3) Structure of the Fund” above, are monitored by the Investment Management Company, through each contract with the relevant service provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. The payment of distributions to Japanese investors will normally be made around the end of each month by the Distributor or the Sales Handling Companies.

(5) Restrictions on Investment:

Except for the restrictions designated as fundamental below, the investment restrictions described in this document are not fundamental restrictions. The Trustees may change any non-fundamental restrictions without shareholders' approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

A. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

Note: So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

B. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

C. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

D. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

E. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations

24

issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

F. With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

G. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

H. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

I. Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

The Fund has undertaken to the Japanese Securities Dealers Association, so long as shares of the Fund are being offered for sale by the Fund in Japan, that the Fund will not:

A. invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

B. borrow money in excess of 10% of the value of its total assets;

C. make short sales of securities in excess of the Fund’s net asset value; and

D. together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect

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as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (a), (b) and (c) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3 INVESTMENT RISKS

It is important to keep in mind that risk and reward generally go hand-in-hand; the higher the potential reward, the greater the risk. Where a purchase involves a foreign exchange transaction (e.g. conversion from Japanese yen), it may be subject to the fluctuation of currency values and investors might suffer a financial loss if, due to exchange rate fluctuations, net asset value falls below the investment principal on the Japanese Yen exchange rate base.

Interest rate risk:

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

In evaluating the potential performance of an investment in the fund, investors may find it useful to compare the Fund’s current dividend rate with its “yield,” which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Investment Management Company might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

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Credit risk:

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that the Investment Management Company believes are of comparable quality. The Investment Management Company may invest up to 15% of the Fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments or in unrated investments that the Investment Management Company believes are of comparable quality. The Investment Management Company will not necessarily sell an investment if its rating is reduced after the Investment Management Company buys it.

Investments rated below BBB or its equivalent are below investment-grade (sometimes referred to as "junk bonds"). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Investment Management Company to sell the investments at prices approximating the values the Investment Management Company had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Investment Management Company to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, the Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company’s success in achieving the Fund’s investment objective may depend more on the Investment Management Company’s own credit analysis when it buys lower quality bonds than when it buys higher quality bonds. The Investment Management Company may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Non-U.S. investments:

The Investment Management Company may invest in non-U.S. investments, such as U.S.-dollar denominated fixed-income securities of non-U.S. issuers, although non-U.S. investments do not represent a primary focus of the Fund. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or

27

untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Derivatives:

The Investment Management Company may engage in a variety of transactions involving derivatives, such as futures, options, certain non-U.S. currency transactions and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may make use of "short" derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, it may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are "leveraged," which means that they provide the Fund with investment exposure greater than the value of the Fund's investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Illiquid investments:

The Investment Management Company may invest up to 15% of the Fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law. The Investment Management Company may not be able to sell the Fund’s illiquid investments when the Investment

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Management Company considers it desirable to do so, or the Investment Management Company may be able to sell them only at less than their market value.

Other investments:

In addition to the main investment strategies described above, the Investment Management Company may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The Fund may also loan its portfolio securities to earn income. These practices may be subject to other risks.

Alternative strategies:

At times the Investment Management Company may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily invest some or all of the Fund's assets using alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies:

The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Management structure for the risks:

The Fund builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk & Portfolio Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

Policy on excessive short-term trading (For U.S. Investors):

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

When the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the non-U.S.

29

markets on which the investments trade, but prior to the later close of trading on the New York Stock Exchange (“NYSE”), the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities, such as stocks of smaller issuers.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short-term trading fees on U.S. investors (though not currently on investors in Japan) and using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Short-term trading fee. The Fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 30 days or less (including if investors purchased the shares by exchange). The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions from certain wrap accounts or automatic rebalancing arrangements with respect to which the Principal Underwriter and a dealer have entered into an agreement. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the Fund’s short-term trading fee. Some of these firms use different systems or criteria to

30

assess fees that are currently higher than, and in some cases in addition to, the Fund’s short-term trading fee.

Account Monitoring. The Compliance Department of the Investment Management Company currently uses multiple reporting tools to monitor activity in retail customer accounts for which the Investor Servicing Agent maintains records. This review is based on the Fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, the Investment Management Company will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

Account Restrictions. In addition to enforcing these exchange parameters, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor’s activity may not have been detected by the Fund’s current monitoring parameters.

Limitations on the Fund’s policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund’s policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that

31

maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

4 HANDLING FEES, ETC. AND TAXES

(1) Sales Charge:

The sales charge in Japan is 3.25% (3.4125% inclusive of 5% Japanese consumption tax) of the subscription amount. Please refer to "II. Management and Administration, 1. Procedures for Sales of Shares, Etc." hereof.

(2) Repurchase Charge:

Shareholders in Japan are not subject to a contingent deferred sales charge for the redemption of class M shares. Please refer to " II. Management and Administration, etc., 2. Procedures for Repurchase of Shares, Etc." hereof.

(3) Management Fee, etc.:

A. Management Fees:

Under a Management Contract effective January 1, 2010, the Fund pays a monthly fee to the Investment Management Company at an annual rate (as a percentage of the Fund’s average net assets for the month) that varies based on the average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding assets that are invested in other Putnam funds (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.720% of the first $5 billion of Total Open-End Mutual Fund Average Net
Assets;

0.670% of the next $5 billion of Total Open-End Mutual Fund Average Net
Assets;

0.620% of the next $10 billion of Total Open-End Mutual Fund Average Net
Assets;

0.570% of the next $10 billion of Total Open-End Mutual Fund Average Net
Assets;

0.520% of the next $50 billion of Total Open-End Mutual Fund Average Net
Assets;

0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net
Assets;

0.490% of the next $100 billion of Total Open-End Mutual Fund Average Net
Assets; and

0.485% of any excess thereafter.

Under the Fund’s prior management contract dated August 3, 2007, the Fund paid a quarterly fee to the Investment Management Company based on the average

32

net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.70% of the first $500 million of average net assets;

0.60% of the next $500 million of average net assets;

0.55% of the next $500 million of average net assets;

0.50% of the next $5 billion of average net assets;

0.475% of the next $5 billion of average net assets;

0.455% of the next $5 billion of average net assets;

0.44% of the next $5 billion of average net assets; and

0.43% of any excess thereafter.

Based on the Fund's current management contract and the Fund's prior management contract, the Fund paid the Investment Management Company a management fee (after applicable waivers) of 0.58% of average net assets for the Fund's last fiscal year ended November 30, 2010. The Investment Management Company's address is One Post Office Square, Boston MA 02109.

Pursuant to the terms of the Sub-Management Agreement between the Investment Management Company and the Sub-Investment Management Company, the Investment Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the Fund, if any, managed by the Sub-Investment Management Company from time to time.

For the past three fiscal years, pursuant to the applicable management contract, the Fund incurred the following fees:

		Amount of	Amount management fee
Fiscal year	Management fee paid	management	would have been without
		fee waived	expense waivers

2010	$ 4,544,751	$ 42,466	$ 4,587,217

2009	$ 3,587,564	$ 575,181	$ 4,162,745

2008	$ 4,339,553	$ 144,444	$ 4,483,997

The amount of management fee waived for the most recent fiscal year resulted from arrangements set forth in “Fund-specific expense limitation” below.

Fund-specific expense limitation. Effective August 1, 2009 through July 31, 2010, the Investment Management Company and the Board of Trustees of the Fund agreed to replace the Lipper category expense limitation applicable to all funds and the custom Lipper expense limitation applicable to certain funds with, among other expense limitations, a new expense limitation arrangement under which the Investment Management Company waived management fees of the Fund to the extent that the management fee would otherwise exceeded 0.600% of the Fund’s average net assets.

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B. Custodian Fees and Charges of the Investor Servicing Agent:

The Fund has retained State Street Bank and Trust Company (“State Street”), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its Custodian. State Street is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s non-U.S. custody manager, providing reports on non-U.S. securities depositories, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund’s assets to secure charges and advances made by it.

State Street is entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian. The Fund pays State Street fees based on the Fund’s asset level, the number of its securities holdings and transaction volumes. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its custodian.

Putnam Investor Services, Inc., located at One Post Office Square, Boston, MA 02109, is the Fund’s Investor Servicing Agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to Putnam Investor Services, subject to certain limitations, is based on a Fund’s retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Through at least June 30, 2011, investor servicing fees for the Fund will not exceed an annual rate of 0.375% of the Fund’s average assets.

During the fiscal year ended on November 30, 2010, the Fund incurred $1,252,360 in fees for investor servicing provided by Putnam Investor Services, Inc. and $35,316 in fees and out-of-pocket expenses for custody services provided by State Street.

C. Fee under Class M Distribution Plan:

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year for class M shares. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase the Fund’s expenses, as described below.

The 12-b plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M distribution plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor's investment.

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Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of Fund shares, including the payments to dealers mentioned below.

To compensate MUMS and other dealers further for services provided in connection with the sale of Class M shares and the maintenance of shareholder accounts, the Principal Underwriter makes quarterly payments to MUMS and such other dealers.

The payments are based on the average net asset value of Class M shares attributable to shareholders for whom MUMS and other dealers are designated as the dealer of record. The Principal Underwriter makes the payments at an annual rate of 0.25% of such average net asset value of Class M shares.

The Principal Underwriter also pays to MUMS and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to MUMS and other dealers equals 0.40% of such average net asset value. The Principal Underwriter makes quarterly payments to qualifying dealers.

For the fiscal year ended on November 30, 2010, the Fund paid fees under the Fund's distribution plan of $862,079 to the Principal Underwriter for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including, without limitation, Trustee’s fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses and payments under its distribution plans (which in turn are allocated to the relevant Class of shares).

Portfolio holdings. For more specific information on the Fund's portfolio, an investor may visit the Putnam Investments website, www.putnam.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the Fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund’s other affairs and business.

The table below shows the value of each Trustee’s holdings in the Fund and in all of the Putnam funds as of December 31, 2010:

	Dollar range of Putnam High	Aggregate dollar range of shares
Name of Trustee	Yield Advantage Fund shares	held in all of the Putnam funds
	owned	overseen by Trustee

Ravi Akhoury	$1-$10,000	over $100,000

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Barbara M. Baumann (1)	$1-$10,000	over $100,000

Jameson A. Baxter	$10,001-$50,000	over $100,000

Charles B. Curtis	$1-$10,000	over $100,000

Robert J. Darretta	$1-$10,000	over $100,000

John A. Hill	over $100,000	over $100,000

Paul L. Joskow	$10,001-$50,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	over $100,000

George Putnam, III	$10,001-$50,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000

Robert L. Reynolds (2)	$1-$10,000	over $100,000

(1) Ms. Baumann was elected to the Board of Trustees on July 1, 2010.

(2) Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of the Fund and each of the other Putnam funds. None of the other Trustees is an “interested person.”

Each independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees are also reimbursed for expenses they incur relating to their services as Trustees. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during the Fund’s most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	12
Board Policy and Nominating Committee	8
Brokerage Committee	6
Communications, Service and Marketing Committee*	2
Contract Committee	12
Distributions Committee	9
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	8
Investment Oversight Committee B	8
Investment Oversight Committee C*	6
Investment Oversight Committee D*	6
Investment Oversight Committee E *	6
Investment Oversight Coordinating Committee*	3
Pricing Committee	7

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* As of July 1, 2010, the Board's committee structure changed, resulting in the elimination of these committees.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for the fiscal year ended on November 30, 2010, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2010:

			Estimated
		Pension or	annual	Total
		retirement	benefits from	compensation
	Aggregate	benefits accrued	all Putnam	from all
Trustees/Year	compensation	as part of Fund	funds upon	Putnam
	from the Fund	expenses	retirement(1)	funds(2)

Ravi Akhoury/2009	$4,906	N/A	N/A	$284,500

Barbara M. Baumann/2010 (3)	$1,908	N/A	N/A	$109,500

Jameson A. Baxter/1994 (4)	$4,992	$521	$110,500	$289,500

Charles B. Curtis/2001	$4,820	$358	$113,900	$279,500

Robert J.Darretta/2007	$4,992	N/A	N/A	$289,500

Myra R. Drucker/2004 (4) (5)	$4,992	N/A	N/A	$289,500

John A. Hill/1985 (4) (6)	$5,970	$890	$161,700	$346,063

Paul L. Joskow/1997 (4)	$4,992	$349	$113,400	$289,500

Elizabeth T. Kennan/1992	$3,083	$693	$108,000	$180,000
(4)(5)

Kenneth R. Leibler/2006	$4,992	N/A	N/A	$289,500

Robert E. Patterson/1984	$4,992	$505	$106,500	$289,500

George Putnam, III/1984	$4,992	$467	$130,300	$289,500

W. Thomas Stephens/1997 (7)	$4,992	$359	$107,100	$289,500

Richard B. Worley/2004 (5)	$4,820	N/A	N/A	$279,500

Robert L. Reynolds/2008 (8)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2010, there were 104 funds in the Putnam family.

(3) Ms. Baumann was elected to the Board of Trustees of the Putnam funds effective July 1, 2010.

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of November 30, 2010, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $14,784; Ms. Drucker - $5,066; Mr. Hill - $53,700; Dr. Joskow - $13,182; and Dr. Kennan - $1,739.

(5) Dr. Kennan, Mr. Worley, and Ms. Drucker retired from the Board of Trustees of the Putnam funds on June 30, 2010, December 14, 2010 and January 30, 2011 respectively. Upon Dr. Kennan's retirement, she became eligible to receive annual retirement benefit payments from the fund's commencing on January 15, 2011.

(6) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Putnam funds.

(7) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

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(8) Mr. Reynolds is an "interested person" of the Fund, the Investment Management Company and/or the Principal Underwriter.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For the fiscal year ended on November 30, 2010, the Fund paid $2,789,287 in other expenses, excluding management fees, investor servicing agent expenses and custodian expenses, but including the payments under its distribution plan, etc.

Administrative expense reimbursement

The Fund reimbursed the Investment Management Company for administrative services during the fiscal year ended on November 30, 2010, including compensation of certain Fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

Portion of total reimbursement
Total reimbursement	for compensation and contributions

$35,359	$29,950

(5) Tax Treatment of Shareholders in Japan:

The Fund intends to qualify as a "bond investment trust." On that basis, the tax treatment of shareholders in Japan would be as follows:

(1) Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the Fund's currency) between the redemption amount and the amount equal to capital of the Fund (hereinafter the same shall apply)) to be made by the Fund to Japanese individual shareholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain cases, a report concerning payments will be filed with the chief of the tax office.

(4) In general, distributions from the Fund are subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly

38

designated "capital gain dividends," "interest-related dividends," and "short-term capital gain dividends" (as such terms are defined under the United States Internal Revenue Code of 1986, as amended the "Code") will generally not be subject to withholding of U.S. federal income tax. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain "U.S. real property interests." Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called "balance collection method", so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the shares, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual shareholders for their capital gains.

This Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

39

5 STATUS OF INVESTMENT PORTFOLIO OF THE FUND

(1) Diversification of Investment Portfolio:
		(As of the end of the end of February, 2011)

		(As of the end of February, 2011)

		Total	Investment Ratio
Types of Assets	Name of Country	U.S. Dollars	(%)

Corporate Bonds
	United States	652,909,688	79.60
	Luxembourg	16,128,014	1.97
	Canada	11,846,799	1.44
	Netherlands	11,738,544	1.43
	United Kingdom	7,966,640	0.97
	Ireland	5,138,833	0.63
	France	5,024,177	0.61
	Bermuda	4,655,036	0.57
	Jamaica	3,750,600	0.46
	Australia	3,289,560	0.40
	Germany	2,410,435	0.29
	Austria	2,336,093	0.28
	Jersey	1,866,075	0.23
	Cayman Islands	1,655,375	0.20
	Spain	1,417,950	0.17
	Italy	1,090,487	0.13
	Norway	841,005	0.10
	New Zealand	746,863	0.09
	Singapore	257,325	0.03

Sub-total		735,069,499	89.62

Senior Loans
	United States	44,157,228	5.38
	United Kingdom	1,937,619	0.24
	Spain	870,034	0.11
	Canada	468,380	0.06

Sub-total		47,433,261	5.78

Convertible Bonds
	United States	13,444,191	1.64
	United Kingdom	1,622,325	0.20

Sub-total		15,066,516	1.84

Short-term	United States	6,007,388	0.73

Asset Backed	Cayman Islands	3,244,428	0.40

Cash, Deposit and Other
Assets (After deduction of		13,413,038	1.64
liabilities)

Total		820,234,130	100.00
(Net Asset Value)	JPY	(JPY67,021 million)

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(6) Portfolio of Investments

A. Principal Holdings

In the Japanese version, the table of the Top 30 holdings of the Fund as of the end of February, 2011 is incorporated herein. [Please refer to the EXCEL file.]

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B. Investment Property

Not applicable (as of the end of February, 2011).

C. Other Principal Investments

Not applicable (as of the end of February, 2011).

(7) Results of Past Operations:

A. Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month from December 2009 to February 2011 is as follows:

	Total Net Asset Value		Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)	Dollar	Yen

7th Fiscal Year (November 30, 2001)	693,973	56,705	5.85	478

8th Fiscal Year (November 30, 2002)	534,636	43,685	5.18	423

9th Fiscal Year (November 30, 2003)	638,046	52,135	5.89	481

10th Fiscal Year (November 30, 2004)	573,455	46,857	6.17	504

11th Fiscal Year (November 30, 2005)	430,521	35,178	5.98	489

12th Fiscal Year (November 30, 2006)	349,881	28,589	6.23	509

13th Fiscal Year (November 30, 2007)	275,959	22,549	6.05	494

14th Fiscal Year (November 30, 2008)	155,249	12,685	4.05	331

15th Fiscal Year (November 30, 2009)	178,550	14,589	5.57	455

16th Fiscal Year (November 30, 2010)	164,632	13,452	5.90	482

2009 End of December	180,227	14,726	5.69	465

2010 End of January	177,066	14,468	5.70	465

February	174,446	14,254	5.67	463

March	175,652	14,353	5.79	473

April	176,596	14,430	5.87	480

May	168,522	13,770	5.64	461

June	166,653	13,617	5.66	462

July	168,985	13,808	5.82	476

August	166,084	13,571	5.77	471

September	168,328	13,754	5.90	482

October	170,149	13,903	6.01	491

November	164,632	13,452	5.90	482

December	164,644	13,453	5.97	488

2011 End of January	165,506	13,523	6.06	495

February	164,836	13,469	6.10	498

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B. Record of Distributions Paid (Class M Shares):

	Period	Amount of Dividend paid per Share

7th Fiscal Year	(12/1/00 - 11/30/01)	$0.73	(¥60)

8th Fiscal Year	(12/1/01 - 11/30/02)	$0.60	(¥49)

9th Fiscal Year	(12/1/02 - 11/30/03)	$0.49	(¥40)

10th Fiscal Year	(12/1/03 - 11/30/04)	$0.43	(¥35)

11th Fiscal Year	(12/1/04 - 11/30/05)	$0.40	(¥33)

12th Fiscal Year	(12/1/05 - 11/30/06)	$0.41	(¥34)

13th Fiscal Year	(12/1/06 - 11/30/07)	$0.43	(¥35)

14th Fiscal Year	(12/1/07 - 11/30/08)	$0.44	(¥36)

15th Fiscal Year	(12/1/08 - 11/30/09)	$0.43	(¥35)

16th Fiscal Year	(12/1/09 - 11/30/10)	$0.41	(¥34)

Record of distributions paid from March 2008 to February 2011 and Net Asset Value per share as of each ex-dividend date are as follows:

	Dividend		NAV per share			Dividend		NAV per share
Ex-Dividend					Ex-Dividend
Date	Dollar	Yen	Dollar	Yen	Date	Dollar	Yen	Dollar	Yen

18-Mar-08	0.034	2.78	5.66	462	21-Sep-09	0.034	2.78	5.44	445

21-Apr-08	0.034	2.78	5.85	478	20-Oct-09	0.034	2.78	5.53	452

20-May-08	0.034	2.78	5.94	485	19-Nov-09	0.034	2.78	5.55	453

19-Jun-08	0.034	2.78	5.85	478	21-Dec-09	0.034	2.78	5.66	462

21-Jul-08	0.034	2.78	5.67	463	19-Jan-10	0.034	2.78	5.74	469

19-Aug-08	0.034	2.78	5.63	460	19-Feb-10	0.034	2.78	5.64	461

19-Sep-08	0.034	2.78	5.50	449	19-Mar-10	0.034	2.78	5.76	471

21-Oct-08	0.034	2.78	4.50	368	20-Apr-10	0.034	2.78	5.84	477

19-Nov-08	0.034	2.78	4.17	341	19-May-10	0.034	2.78	5.69	465

18-Dec-08	0.054	4.41	3.96	324	21-Jun-10	0.034	2.78	5.70	466

20-Jan-09	0.034	2.78	4.33	354	20-Jul-10	0.034	2.78	5.74	469

19-Feb-09	0.034	2.78	4.35	355	19-Aug-10	0.034	2.78	5.79	473

19-Mar-09	0.034	2.78	4.21	344	21-Sep-10	0.034	2.78	5.87	480

21-Apr-09	0.034	2.78	4.53	370	19-Oct-10	0.034	2.78	5.96	487

19-May-09	0.034	2.78	4.77	390	19-Nov-10	0.034	2.78	5.95	486

19-Jun-09	0.034	2.78	4.97	406	20-Dec-10	0.053	4.33	5.92	484

21-Jul-09	0.034	2.78	5.08	415	19-Jan-11	0.034	2.78	6.02	492

19-Aug-09	0.034	2.78	5.22	427	18-Feb-11	0.034	2.78	6.10	498

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C. Record of Return Rates (Class M Shares):

Yield on investment			% (Note)

FYE 2001	(12/1/00 – 11/30/01)	4.58%

FYE 2002	(12/1/01 – 11/30/02)	-1.15%

FYE 2003	(12/1/02 – 11/30/03)	24.32%

FYE 2004	(12/1/03 – 11/30/04)	12.47%

FYE 2005	(12/1/04 – 11/30/05)	3.46%

FYE 2006	(12/1/05 – 11/30/06)	11.47%

FYE 2007	(12/1/06 – 11/30/07)	4.11%

FYE 2008	(12/1/07 – 11/30/08)	- 27.50%

FYE 2009	(12/1/08 – 11/30/09)	50.52%

FYE 2010	(12/1/09 – 11/30/10)	13.65%

Note: Calculation of the yield on investment (including dividend) (the overall yield on investment):

“NAV at beginning of term” means the net asset value per unit calculated at the beginning of the yield calculation period.

“NAV at term end” means the net asset value per unit calculated at the end of the yield calculation period.

Calculation of cumulative increase ratio by distribution:

The amount shall be obtained by multiplying together all the amounts of such dividend as distributed during the yield calculation period divided by the net asset value per unit on the ex dividend date of the relevant distribution plus 1.

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(8) Record of Sales and Repurchases

Record of sales and repurchases of Class M Shares during the following fiscal years and number of outstanding Shares of Class M Shares of the Fund as of the end of each Fiscal Year are as follows:

	Number of Shares	Number of Shares	Number of Outstanding
	Sold	Repurchased	Shares

7th Fiscal Year	53,559,316	19,854,528	118,634,544
(12/1/00 - 11/30/01)	(52,231,150)	(18,115,670)	(114,610,845)

8th Fiscal Year	22,909,642	38,248,542	103,295,644
(12/1/01 - 11/30/02)	(22,323,760)	(136,975,746)	(99,958,859)

9th Fiscal Year	56,510,174	51,535,585	108,270,233
(12/1/02 - 11/30/03)	(56,052,920)	(50,426,284)	(105,585,495)

10th Fiscal Year	18,489,312	33,882,136	92,877,409
(12/1/03 - 11/30/04)	(18,251,910)	(33,121,596)	(90,715,809)

11th Fiscal Year	4,585,587	25,432,861	72,030,135
(12/1/04 - 11/30/05)	(4,467,920)	(24,831,625)	(70,352,104)

12th Fiscal Year	797,032	16,645,915	56,181,252
(12/1/05 - 11/30/06)	(682,810)	(16,302,181)	(54,732,733)

13th Fiscal Year	217,546	10,798,558	45,600,240
(12/1/06 - 11/30/07)	(90,230)	(10,511,718)	(44,311,245)

14th Fiscal Year	1,586,713	8,871,387	38,315,566
(12/1/07 - 11/30/08)	(1,438,310)	(8,581,649)	(37,167,906)

15th Fiscal Year	668,158	6,901,058	32,082,666
(12/1/08 - 11/30/09)	(469,610)	(6,643,117)	(30,994,399)

16th Fiscal Year	600,539	4,796,623	27,886,582
(12/1/09 - 11/30/10)	(480,330)	(4,610,909)	(26,863,820)

Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.

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II MANAGEMENT AND ADMINISTRATION

1 Procedures for Sales of Shares, Etc.:

A. Sales in the United States

Investors residing in the United States can open a Fund account and purchase the Fund’s shares by contacting their financial representative or the Investor Servicing Agent at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the Fund, must then be returned to the Investor Servicing Agent at the following address:

Putnam Investor Services, Inc.
P.O. Box 8383
Boston, MA 02266-8383

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if investors make regular investments weekly, semi-monthly, or monthly through automatic deductions from their bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the net asset value ("NAV") plus any applicable sales charge. An investor’s financial representative or the Investor Servicing Agent generally must receive the investor’s completed buy order before the close of regular trading on the NYSE for the investor’s shares to be bought at that day’s offering price.

Investors who participate in a retirement plan that offers the Fund should contact their employers for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

The Fund must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Investor Servicing Agent may not be able to open the Fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification. If the Investor Servicing Agent cannot verify identifying information after opening the investor's account, the Fund reserves the right to close such account.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

While the Fund no longer issues certificates for the Fund shares, previously issued share certificates remain valid.

Purchasing additional shares

Once investors residing in the U.S. have an existing account, they can make additional investments at any time in any amount in the following ways:

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- Through a financial representative.

The investor’s representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge the investor for his or her services.

- Through Putnam’s Systematic Investing Program.

Investors can make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account.

- Via the Internet or phone.

If investors have an existing Putnam fund account and have completed and returned an Electronic Investment Authorization Form, they can buy additional shares online at www.putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

- By mail.

Investors may also request a book of investment stubs for their accounts. An investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to the Investor Servicing Agent.

- By wire transfer.

Investors may buy Fund shares by bank wire transfer of same-day funds. Investors would call the Investor Servicing Agent at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. An investor's bank may charge them for wiring same-day funds. Although the Fund’s designated bank does not currently charge investors for receiving same-day funds, it reserves the right to charge for this service. Investors cannot buy shares for tax-qualified retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only Class M shares are offered in Japan. Here is a summary of Class M shares:

- Initial sales charge of up to 3.25% (sales charges will differ for shares purchased in Japan)

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than Class B or C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than Class A shares (not offered in Japan) because of higher 12b-1 fees

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- No conversion to Class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for Class M shares of one or more Putnam funds, other than Class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of Class A shares(not offered in Japan), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether Class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for Class M shares*
	Class M sales charge as a
	percentage of**:

Amount of purchase at offering price($)	Net amount	Offering
	invested	price***

Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 and above	NONE	NONE

* Sales charges will differ for shares purchased in Japan.

** Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.

*** Offering price includes sales charge.

A deferred sales charge of 0.40% may apply to Class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

The Principal Underwriter received $2,131, $8,755 and $3,645 in sales charges for Class M shares for fiscal years 2008, 2009 and 2010, respectively, of which it retained $181, $709 and $490, respectively, after dealer concessions.

Reducing the Class M sales charge

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on Class M shares, often referred to as “breakpoint discounts”:

• Right of Accumulation. Investors can add the amount of their current purchases of Class A (not offered in Japan) or Class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For their current purchases, investors will pay the initial sales

47

charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor's existing accounts and any linked accounts, the Fund will use the higher of (a) current maximum public offering price of those shares or (b) if an investor puchased the shares after December 31, 2007, the initial value of the total purchases, or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that an investor has redeemed.

• Statement of Intention. A statement of intention is a document in which investors agree to make purchases of Class A (not offered in Japan) or Class M shares in a specified amount within a period of 13 months. For each purchase investors make under the statement of intention, investors will pay the initial sales charge applicable to the total amount investors have agreed to purchase. While a statement of intention is not a binding obligation on investors, if investors do not purchase the full amount of shares within 13 months, the Fund will redeem shares from their account in an amount equal to the difference between the higher initial sales charge investors would have paid in the absence of the statement of intention and the initial sales charge investors actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of an investor's dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representatives at the time they purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor's financial representatives may ask for records or other information about other shares held in an investor's accounts and linked accounts, including accounts opened with a different financial representatives. Restrictions may apply to certain accounts and transactions.

Distribution (12b-1) plan

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain

48

share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses.

The Fund’s 12b-1 plans provide for payments at an annual rate (based on average net assets) of up to 1.00% on Class M shares. The Trustees currently limit payments on Class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of an investor’s investment.

Distribution fees

During fiscal 2010, the Fund paid the following 12b-1 fees to the Principal Underwriter:

Class M:	$862,079

Payments to dealers

If investors purchase their shares through a dealer, their dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by investors or the Fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with the Principal Underwriter. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for

49

program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The Fund’s transfer agent may also make payments to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

B. Sales in Japan

The Fund closed to new record shareholders on December 5, 1997, but was reopened on January 25, 2007. (Investors in Japan who purchase shares from MUMS that are held of record under the name of MUMS were not considered new record shareholders.) Accordingly, the number of Class M shares available for purchase in Japan was limited.

In Japan, shares of the Fund are offered on any Fund Business Day during the Subscription Period mentioned in "7. Period for Subscription” of “Part I INFORMATION CONCERNING SECURITIES" of the securities registration statement of the Fund pursuant to the terms set forth in "Part I. INFORMATION CONCERNING SECURITIES" of the relevant securities registration statement. The Distributor or the Sales Handling Company shall deliver to investors the Agreement of Foreign Securities Transactions Account and other prescribed agreements (the “Account Agreement”) and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with the Account Agreement. Purchases may be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares. Applications for the subscription shall be received by 3:00 p.m. (Tokyo time) by the Sales Handling Companies received on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan.

The issue price for Shares during the Subscription period shall be the NAV per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge, 3.25% (3.4125% inclusive of 5% Japanese consumption tax) of the amount of subscription, shall be paid to and retained by MUMS on the delivery date in Japan.

The payment of the issue price and the sales charges shall be made in yen in principle and the exchange into dollars shall be made at the exchange rate to be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign Exchange market as of the Trade Day. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Companies can agree.

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In addition, the Distributor or Sales Handling Companies who are members of the Japan Securities Dealers' Association (the “JSDA”) cannot continue to sell Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the JSDA.

2 Procedures for Repurchase of Shares, Etc.:

A. Repurchase or exchange of Shares in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through their financial representative or directly to the Fund. If an investor redeems shares shortly after purchasing them, an investor's payment for the shares may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If investors exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When investors redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when investors originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which investors have exchanged their shares that would result in their paying the highest deferred sales charge applicable to their class of shares. For purposes of computing the deferred sales charge, the length of time investors have owned their shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

Selling or exchanging Shares through an investor's financial representative:

An investor's representative must receive the investor's request in proper form before the close of regular trading on the NYSE to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge investors for his or her services.

Selling or exchanging Shares directly with the Fund:

The Investor Servicing Agent must receive an investor's request in proper form before the close of regular trading on the NYSE in order to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee.

- By mail

Investors may send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If investors have certificates for the shares investors want to sell or exchange, investors must return them unendorsed with their letter of instruction.

- By telephone

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Investors may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for investors’ shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

- Via the Internet

Investors may also exchange shares via the Internet at putnam.com/individual.

Shares held through an investor’s retirement plan

For information on how to sell or exchange shares of the Fund that were purchased through an employer’s retirement plan, including any restrictions and charges that the plan may impose, investors should consult their employer.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. More information concerning Putnam’s signature guarantee and documentation requirements is available through the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject the exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds.

Payment Information

The Fund generally sends investors payment for their shares the business day after their request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund

If investors own fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors' shares without their permission and send them the proceeds after providing the recordholder of the shares with at least 60 days' notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if investors own more than a maximum amount set

52

by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

B. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their shares without a charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund Business Day that is also a business day of financial institutions in Japan. Repurchase requests may be made in integral multiples of 1 share. Repurchase requests shall be received by 3:00 p.m. (Tokyo time) by the Sales Handling Companies received on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan.

The price a shareholder in Japan will receive is the next NAV calculated after the Fund receives the repurchase request from MUMS. The price shall be paid in yen through the Distributor or the Sales Handling Companies pursuant to the Account Agreement or, if the Distributor or the Sales Handling Companies agree, in dollars on the fourth business day after and including the execution date of repurchase.

There is no limit to repurchase the shares.

C. Suspension of Repurchase

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or unless permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

3 Outline of Management of Assets, etc.:

(1) Valuation of assets:

The price of the Fund’s shares is based on its net asset value (“NAV”). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. The Fund determines the NAV per share once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines the NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or a dealer selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for

53

comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security's fair value, the security will be valued at fair value by the Investment Management Company.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because non-U.S. markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's non-U.S. fixed-income investments occur between the close of non-U.S. markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using the Fund's fair value pricing procedures may differ from recent market prices for the investment.

If any securities held by the Fund are restricted as to resale, the Investment Management Company determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the NYSE. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the Fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the Fund.

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If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if (i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(2) Custody of Shares:

The custody of the share certificates (if issued) sold to Japanese shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of MUMS.

The foregoing does not apply to cases in which Japanese shareholders keep Shares in custody at their own risk.

(3) Duration of the Fund:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Year:

The accounting year of the Fund is a year from December 1 to November 30 of the following year, and the accounts will be closed each year on November 30th.

(5) Miscellaneous:

A. Liquidation

The Trust may be terminated at any time by vote of shareholders holding at least 2/3 of the shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

B. Authorized Shares

There is no prescribed authorized number of shares, and shares may be issued from time to time.

C. Procedures Relating to the Changes to the Agreement and Declaration of Trust and the Amendments to the Agreements with the Related Companies, etc.

(a) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders holding a majority of the Shares

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entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(b) Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(c) Management Contract:

The Management Contract is effective upon its execution and will remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically in the event of an assignment, under some circumstances, or terminated in accordance with the following paragraph) through June 30, 2010, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the Shareholders by the affirmative vote of a majority of the outstanding Shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate the contract as to the Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to the Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding Shares of the Fund.

(d) Master Custodian Agreement:

The Master Custodian Agreement with State Street became effective as of January 1, 2007 and shall continue in full force and effect for an initial term of four (4) years from such effective date, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other party of its intent not to renew. If the Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services under the Agreement for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed

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upon by the Fund and the Custodian and in effect immediately prior to the Termination Date.

(e) Sub-Management Contract:

The sub-management contract may be terminated without penalty by vote of the Trustees or the Shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on thirty (30) days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the Shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the Shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(f) Amended and Restated Investor Servicing Agreement

The Amended and Restated Investor Servicing Agreement will continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

In the event that in connection with any such termination a successor to any of the Investor Servicing Agent's duties or responsibilities under the Agreement is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent's personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(g) Master Sub-Accounting Servicing Agreement

The Master Sub-Accounting Servicing Agreement dated January 1, 2007 will remain in full force for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other party of its intent not to renew. This Agreement shall be modified or amended from time to time by mutual written agreement of the parties to the Agreement.

(h) Distributor’s Contract

The Distributor’s Contract will automatically terminate, without the payment of any penalty, in the event of its assignment. The Distributor’s Contract may be amended only if such amendment be approved either by action of the Trustees of the Fund or at a meeting of the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

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The Distributor’s Contract will remain in full force and effect continuously (unless terminated automatically as set forth above) until terminated:

(i) Either by the Fund or Putnam by not more than sixty (60) days' nor less than ten (10) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; or

(ii) If the continuance of such Contract after January 31, 1995 is not specifically approved at least annually by the Trustees of the Fund or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

(i) Agent Company Agreement

The Agent Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the Agreement, subject to the appointment of a successor agent company for the Fund in Japan insofar as such appointment is required in Japan.

(j) Japan Dealer Sales Contract

Either party may terminate the Japan Dealer Sales Contract, without cause, upon 30 days’ written notice to the other party. Either party may also terminate the Contract for cause upon the violation by the other party of any of the provisions, such termination to become effective on the date such notice of termination is mailed to the other party.

D. Issue of Warrants, Subscription Rights, etc.

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

4 Information Concerning the Rights of Shareholders, Etc.

(1) Rights of Shareholders, Etc.:

Shareholders must register their Shares in their own name in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company in Japan cannot exercise directly their rights, because they are not registered in their own name. Shareholders in Japan may have the Distributor or the Sales Handling Companies in Japan exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Companies in Japan.

The Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Companies in Japan may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

A. Voting rights

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Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting every five years.

B. Repurchase rights

Shareholders are entitled to request repurchase of Shares at their net asset value at any time.

C. Rights to receive dividends

Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains annually.

Shareholders in the U.S. may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. If investors choose to receive distributions in cash, but correspondence from the Fund or the Investor Servicing Agent is returned as "undeliverable," the distribution options on an investor's account may be converted to reinvest future distributions in the Fund. Investors will not receive interest on uncashed distribution checks. Investors in Japan must receive all distributions in cash.

D. Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

E. Right to inspect organizational documents, accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts, the accounting books at the discretion of a court having jurisdiction over the Fund and the minutes of any shareholders’ meeting.

F. Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

G. Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time after it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant registration statement, the trustees of the issuer (or any

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person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222 Japan

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

A. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA; and

B. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director-General of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering and who is responsible as well as for the continuous disclosure is the following person:

Ken Miura
Attorney-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222 Japan

(4) Jurisdiction:

The Fund acknowledges that the following court has jurisdiction over litigations related to transactions in the Shares of the Fund acquired by Japanese investors:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgement on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

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III FINANCIAL CONDITIONS OF THE FUND

(a) The Japanese translation of the Fund’s financial statements has been prepared pursuant to the proviso to Article 127, Paragraph 5 of the “Regulation Concerning the Terminology, Forms and Preparation Methods of Financial Statements, etc.”, based on the “Ordinance of the Cabinet Office Relating to Disclosure of Specified Securities.”

The financial statements have been audited by KPMG LLP, the Fund’s independent registered public accounting firm in the United States.

(b) The original financial statements of the Fund are presented in US dollars. The amounts in Japanese yen included in the Japanese translations of the financial statements are translated at the exchange rate of US$1.00 = JPY81.71, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 28, 2011. Fractions are rounded to one thousand yen.

1 FINANCIAL STATEMENTS

The following financial documents are included in the Japanese version, but are omitted here.

- Report of independent registered public accounting firm, Year ended November 30, 2010

- Report of independent registered public accounting firm, Year ended November 30, 2009

- Statement of assets and liabilities, Year ended November 30, 2010

- Statement of operations, Year ended November 30, 2010

- Statement of changes in net assets, Year ended November 30, 2010

- Financial highlights (For a share outstanding throughout the period)

- Notes to financial statements, Year ended November 30, 2010

- The Fund’s Portfolio, Year ended November 30, 2010

- Statement of assets and liabilities, Year ended November 30, 2009

- Statement of operations, Year ended November 30, 2009

- Statement of changes in net assets, Year ended November 30, 2009

- Financial highlights (For a share outstanding throughout the period)

- Notes to financial statements, Year ended November 30, 2009

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2 CONDITION OF THE FUND

Statement of Net Assets

	(As of the end of February, 2011)

	(As of the end of February, 2011)

	$	JPY

		(in thousands (except e.))

a. Total Assets	852,018,977	69,618,471

b. Total Liabilities	31,784,847	2,597,140

c. Total Net Assets (a-b)	820,234,130	67,021,331

d. Total Number of Shares
Outstanding
Class A	86,303,007	Shares
Class B	1,295,831	Shares
Class C	1,531,563	Shares
Class M	27,019,263	Shares
Class R	2,298,404	Shares
Class Y	15,611,018	Shares

e. Net Asset Value
per Share (c/d)
Class A	6.10	JPY 498
Class B	5.99	JPY 489
Class C	5.98	JPY 489
Class M	6.10	JPY 498
Class R	6.10	JPY 498
Class Y	6.29	JPY 514

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IV SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares:

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., One Post Office Square, Boston, Massachusetts 02109, U.S.A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. Shareholders' Meeting:

There are no annual shareholders' meetings. Shareholder meetings will be held at least every five years. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act").

3. Miscellaneous:

No special privilege is granted to Shareholders. The acquisition of Shares by any person may be restricted.

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PART III. SPECIAL INFORMATION

I OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1 OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

Please refer to the statement in "Part II. INFORMATION CONCERNING THE FUND, I. Description of the Fund, 1. Nature of the Fund, (3) Structure of the Fund, D. Putnam Investment Management, LLC (Investment Management Company)" above.

2 SUMMARY OF BUSINESS LINES AND BUSINESS OPERATION

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of February, 2011, the Investment Management Company managed, advised, and/or administered the following 104 funds and fund portfolios (having an aggregate net asset value of over $69.2 billion):

		Number of	Total Net Asset Value
Name of Country	Principal Characteristics	the Funds	($ million)

U.S.A.	Open-End Equity Fund	49	US$24,148.36
	Open-End Balanced Fund	15	US$17,018.38
	Open-End Bond Fund	35	US$25,355.98
	Closed-End Bond Fund	5	US$2,631.60

	Totals	104	US$69,154.32

3 FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

[Omitted. In Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

4 RESTRICTIONS ON TRANSACTIONS WITH INTERESTED PARTIES

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees unless the transaction is made within the investment restrictions set forth in the Fund's Securities Registration Statement and is consistent with the Fund's current policy pursuant to rule 17a-7 under the 1940 Act.

5 MISCELLANEOUS

(1) Election and Removal of Directors:

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors in accordance with Articles of Organization and By-Laws of the Investment Management Company.

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(2) Election and Removal of Officers:

Officers are appointed by the Board of Directors. The Board of Directors may remove any officer without cause.

(3) Supervision by the SEC of Changes in Directors and Certain Officers:

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9(b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have will fully violated any provision of the federal securities law.

(4) Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters:

A. The Limited Liability Company Agreement of the Investment Management Company may be amended by the Member under Delaware Law.

B. Under the Limited Liability Company Act of the State of Delaware, merger or transfer of business requires the consent of the Member.

C. The Investment Management Company has no direct subsidiaries.

(5) Litigation, etc.:

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from the Investment Management Company to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. The Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on the Investment Management Company's ability to provide investment management services. In addition, the Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Except for the above, nothing which has or which would have a material adverse effect on the Investment Management Company has occurred which is required to be disclosed and has not been disclosed as of the filing date.

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II OUTLINE OF THE OTHER RELATED COMPANIES

1 NAME OF THE RELATED COMPANIES AND AMOUNT OF CAPITAL AND BUSINESS THEREOF

(1) Putnam Investor Services, Inc. (the Investor Servicing Agent):

A. Amount of Capital:

U.S.$148,584,035 (approximately 12,140.8 million Yen) as of the end of February, 2011.*

* Unaudited Consists of Contributed Capital and Retained Earnings only.

Excludes accumulated comprehensive income and parent company relationship.

B. Description of Business:

Putnam Investor Services, Inc. is a Massachusetts company and is a wholly-owned subsidiary of Putnam Investments, LLC.

(2) State Street Bank and Trust Company (the Custodian):

A. Amount of Capital (total consolidated shareholder's equity):

U.S.$16,696.82 million (approximately 1,364.3 billion Yen) as of the end of December, 2010.

B. Description of Business:

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust has been providing custody services to mutual funds since 1924.

(3) Putnam Retail Management Limited Partnership (the Principal Underwriter):

A. Amount of Capital:

U.S.$41,064,222 (approximately 3,355.36 million Yen) as of the end of December, 2010.*

* Unaudited.

B. Description of Business:

Putnam Retail Management Limited Partnership is a Massachusetts limited partnership and is a wholly-owned subsidiary of Putnam Investments, LLC. Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam funds including the Fund.

(4) Putnam Investments Limited (Sub-Investment Management Company):

A. Amount of Capital:

U.S.$33,971,634 (approximately 2,775.82 million Yen) as of the end of December, 2010.

B. Description of Business:

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Putnam Investments Limited is an investment advisor, whose principal activity is the provision of investment related market research and economic forecasts with respect to the United Kingdom and other major European markets.

(5) Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (Distributor in Japan and Agent Company):

A. Amount of Capital:

JPY3 billion as of the end of February, 2011.

B. Description of Business:

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. engages in “Type I Financial Instruments Trading Business” as specified in the Financial Instruments and Exchange Law.

2 OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(1) Putnam Investor Services, Inc.:

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

(2) State Street Bank and Trust Company:

State Street Bank and Trust Company provides custody services to the Fund in respect of the Fund assets.

(3) Putnam Retail Management Limited Partnership:

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

(4) Putnam Investments Limited:

Putnam Investments Limited may act as investment adviser concerning a portion of the Fund’s assets.

(5) Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.:

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. acts as Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3 CAPITAL RELATIONSHIP

Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership, Putnam Investor Services, Inc. and Putnam Investments Limited are subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109.

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III OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

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The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority

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to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to:

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible

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for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

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Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund's shareholders who are not treated as "United States persons" under the Code, and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as "non-U.S. shareholders." The following discussion is very general and subject to change. There may be other tax considerations applicable to such Japanese-resident shareholders, including in particular under the United States-Japan tax treaty. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

Shareholders who are treated as United States persons or hold Fund shares in connection with the conduct of a trade or business in the United States, should consult the tax discussion in the Fund's Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change.

To ensure compliance with requirements imposed by the United States Internal Revenue Service ("IRS"), the investors are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

A. General

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Taxation of the Fund:

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a RIC under the Code, under present Massachusetts law, the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a RIC and to receive the favorable tax treatment accorded RICs and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of meeting the diversification requirement described in (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly

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traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund were to make this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

For taxable years beginning on or before December 22, 2010, in determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year. In addition, in determining its taxable income for such years, a RIC generally is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it

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had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Net capital losses (that is, capital losses in excess of capital gains) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If the Fund has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If the Fund incurs net capital losses in taxable years beginning after December 22, 2010, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains to shareholders (taxable to individual shareholders as ordinary income) than would have resulted under the previous regime described above. The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

U.S. Federal Income Taxation of Fund Distributions:

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For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund (generally on an IRS Form 1099) as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments:

Some debt obligations that are acquired by the Fund, including all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance, will be treated as debt obligations that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as

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having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund:

U.S. tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts or forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

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In addition, the hedging transactions which may be undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character and timing of income, deduction, gain and loss recognized by the Fund. Certain hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. These rules may also require the acceleration of the recognition of income or gain by the Fund before the Fund receives the cash required to make distributions to shareholders. All of these rules may affect the timing and amount of distributions to shareholders.

Except as may be specified in future regulations, any payment (directly or indirectly) contingent upon, or determined by reference to, the payment of a dividend from sources within the United States, made pursuant to any securities lending or sale-repurchase agreement, or any of certain swap agreements, is treated as a U.S. source dividend and thus is subject to U.S. federal income withholding tax at the rate of 30% (or lower treaty rate, if applicable). Effective in mid-March 2012, except as provided in future regulations, such tax treatment is expected to be extended to such payments made pursuant to all other swap agreements.

Foreign Taxation:

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. This will decrease the Fund's yield on securities subject to such taxes.

Sale or Redemption of Shares:

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

B. U.S. Tax Treatment of Non-U.S. Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to non-U.S. shareholders will generally be subject to withholding of U.S. federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to dividends paid by the Fund will generally be subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. These dividends are subject to withholding even if they are funded by income or gains

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(such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. shareholder directly, would not be subject to withholding. Notwithstanding the above, distributions of properly reported Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (the latter two defined below) will generally not be subject to withholding of U.S. federal income tax (but may be subject to backup withholding).

Effective for taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly reported by the Fund in a written notice to shareholders (an "Interest-Related Dividend"), and (ii) with respect to distributions (other than distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the Fund in a written notice to shareholders (a "Short-Term Capital Gain Dividend"). The Fund may opt not to report dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends to the full extent provided by the Code. The exemption from withholding for Interest-Related Dividends and Short-Term Capital Gain Dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise. As noted above, Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax (but may be subject to backup withholding).

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividend or Short-Term Capital Gain Dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on a Capital Gain Dividend. However, a non-U.S. shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

 If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it

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is also attributable to a permanent establishment maintained by the shareholder in the United States.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders of the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations:

Under Treasury regulations, if a shareholder who is required to file a U.S. tax return recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding:

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Certain Reporting and Withholding Requirements:

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very

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generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described below (e.g., Capital Gain Dividends), will be subject to the new 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a non-U.S. shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such stockholder enters into, and provides certification to the Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

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A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:

(1) Front

a. Name of the Fund

b. Number of shares represented

c. Signatures of the Chairman and Transfer Agent

d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement

b. Description concerning delegation of transfer agency

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V. MISCELLANEOUS

(1) The logos and ornamental design may be used and the formation of the Fund and the date when Japanese Prospectuses are available may be described on the cover pages of Japanese Prospectuses.

(2) (There are two kinds of Japanese Prospectuses.) Mandatory Prospectuses may be named "Toushishintaku Setsumeisho (Kofu-Mokuromisho)" in Japanese and Prospectuses on Request may be named "Toushishintaku Setsumeisho (Seikyu-Mokuromisho)" in Japanese.

(3) The following may be described in the Prospectus.

(i) that the Prospectuses are in accordance with Article 13 of Financial Instruments and Exchange Law of Japan;

(ii) that investors are to read the Prospectuses carefully before their application for subscription;

(iii) that Prospectuses on Request including the detailed information concerning the Fund will be delivered by the Distributor upon request by investors;

(iv) that Prospectuses on Request can be available for review on the Distributor's web site;

(v) that only the summary of investment restrictions is described in Mandatory Prospectuses, the detailed information on investment restrictions is described in Prospectuses on Request and that the Securities Registration Statement of the Fund which is disclosed on the EDINET website at http://info.edinet-fsa.go.jp/; and

(vi) that the stipulation of Article 37-6 (the so-called "cooling-off") of the Financial Instruments and Exchange Law does not apply to transactions to be made in relation to the Fund.

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[Translation]
[MHM Final]
Form 7-2
COVER PAGE

Filing Document:	ANNUAL SECURITIES REPORT

To be Filed with:	Director of Kanto Local Finance Bureau

Accounting Period:	Sixteenth Term
(From December 1, 2009 to November 30, 2010)

Filing Date:	May 10, 2011

Name of the Reporting Fund:	PUTNAM HIGH YIELD ADVANTAGE FUND

Name of the Issuer:	PUTNAM HIGH YIELD ADVANTAGE FUND

Na me and Official Title of Representative:	Jonathan S. Horwitz
Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Reporting Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8222

Phone Number:	03-6212-8316

Places where a copy of this Securities	Not applicable.
Registration Statement is available for Public
Inspection:

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=JPY 81.71 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 28, 2011).

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from December 1 to November 30 of the following year.

1

PART I. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

The description in this item is the same as the description in PART II., I. DESCRIPTION OF THE FUND of the Securities Registration Statement set forth before.

II. ADMINISTRATION AND MANAGEMENT

The description in this item is the same as the description in PART II., II. ADMINISTRATION AND MANAGEMENT of the Securities Registration Statement set forth before.

III. FINANCIAL CONDITIONS OF THE FUND

The description in this item is the same as the description in PART II., III. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement set forth before.

IV. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in PART II., IV. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement set forth before.

PART II. SPECIAL INFORMATION

I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is the same as the description in PART III., I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY of the Securities Registration Statement set forth before.

II. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is the same as the description in PART III., II. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Registration Statement set forth before.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

The description in this item is the same as the description in PART III., III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS of the Securities Registration Statement set forth before.

IV REFERENCE INFORMATION

The following documents concerning the Fund have been filed with the Director-General of Kanto Local Finance Bureau:

April 1, 2010:	Extraordinary Report / Amendment to Securities Registration
Statement

May 10, 2010:	Securities Registration Statement/Securities Report (the 15th term)

August 31, 2010:	Semi-annual Report (during the 16th term) / Amendment to
Securities Registration Statement

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V MISCELLANEOUS

Not applicable.

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Putnam High Yield Advantage Fund

U.S. domiciled / open-ended, contract type public offered investment trust (US Dollar denominated)

<Investment Management Company> Putnam Investment Management, LLC

The Investment Management Company was established under the laws of Delaware.

The Investment Management Company was established on November 29, 2000.

The Investment Management Company engages in operation and management of the Fund's assets.

The amount of member’s equity of the Investment Management Company is USD ● (approximately ¥ ● billion) (as at the end of February 2011).

The Investment Management Company, an indirect subsidiary of Putnam Investments, LLC, manages, advises, and/or administers 104 funds and fund portfolios (having an aggregate net asset value of nearly $ ● billion). (as at the end of February 2011)

Note: U.S. Dollar ("US$") amount is translated into Japanese Yen at the rate of US$1 = ¥81.71, the mean of the exchange rate quotations by The Bank of Mitsubishi Tokyo UFJ, Ltd. for buying and selling spot U.S. Dollar by telegraphic transfer against yen as of February 28, 2011.

< Sub-Investment Management Company> Putnam Investments Limited

The Sub-Investment Management Company acts as an investment adviser for a portion of the Fund’s assets.

<Custodian, Sub-Accounting Agent> State Street Bank and Trust Company

The Custodian and Sub-Accounting Agent act as a custodian and sub-accounting agent of the Fund.

<Investor Servicing Agent> Putnam Investor Services, Inc.

The Investor Servicing Agent acts as an investor servicing agent of the Fund.

<Principal Underwriter> Putnam Retail Management Limited Partnership

The Principal Underwriter acts as a distributor.

<Agent Company/Distributor> Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.

It renders services as an agent company and acts as the distributor for the sales of Units of the Fund in Japan.

<Board of Trustees> The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the Fund or affiliated with the Investment Management Company).

- This Explanatory Brochure (Mandatory Prospectus) is a prospectus prepared pursuant to the provisions of Article 13 of the Financial Instruments and Exchange Law (Law No. 25 of 1948, as amended) (hereinafter referred to as the “FIEL”).

- In order to offer the units of Putnam High Yield Advantage Fund by using this Explanatory Brochure (Mandatory Prospectus), the Fund has submitted a Securities Registration Statement to the Director of the Kanto Local Finance Bureau of the Ministry of Finance of Japan on May 10, 2011, in accordance with the provisions of Article 5 of the FIEL, and such statement is effective as of May 11, 2011.

- The price of the Units of the Fund may rise and fall due to the effects of exchange rate fluctuations, in addition to movements in the prices of the securities and other assets held by the Fund, and all such investment profit and loss are vested in you (investors).

- Please read this Mandatory Prospectus carefully before investing in this Fund.

- If you require more detailed information about this Fund, please contact the Distributors to request a Prospectus on Request. It is your responsibility to keep track of the request.

- You may also find the Fund’s Securities Registration Statement and other documents published on EDINET (the Financial Services Agency website for inspection of disclosure documents), so please visit http://info.edinet-fsa.go.jp for detailed information.

Investment Objective and Features of the Fund

<Investment Objective, Investment Objects, and Investment Policy of the Fund>

Goal of the Fund

The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Main Investments

The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer).

Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to recordholders of the Fund’s shares.

The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options, warrants, certain non U.S. currency transactions and swap contracts, for both hedging and non-hedging purposes.

Principal Investment Restrictions

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Mandatory Prospectus and Prospectus on Request are not fundamental investment restrictions. The Trustees may change any non-fundamental investment restrictions without shareholders' approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(i) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

Note: So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

(ii) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(iii) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(iv) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into non-U.S. exchange contracts and other financial transactions not involving physical commodities.

(v) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other

1

Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(vi) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(vii) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(viii) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

(ix) Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

The Fund has undertaken to the Japanese Securities Dealers Association, so long as shares of the Fund are being offered for sale by the Fund in Japan, that the Fund will not:

(a) invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

(b) borrow money in excess of 10% of the value of its total assets;

(c) make short sales of securities in excess of the Fund’s net asset value; and

(d) together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Distribution Policy

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. The payment of distributions to Japanese investors will normally be made around the end of each month by the Distributor or the Sales Handling Companies.

Structure of the Management

Investment Team

At the Investment Management Company, a fixed income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio

2

construction and risk management platform.

Portfolio Managers

The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio	Joined Fund	Employer	Positions Over Past Five
Managers			Years

Paul Scanlon	2002	Investment	Co-Head of Fixed Income
		Management Company	and Team Leader, High
		1999-Present	Yield
			Previously, Portfolio
			Manager

Norman	2005	Investment Management	Portfolio Manager
Boucher		Company
		1998-Present

Robert Salvin	2005	Investment Management	Portfolio Manager
		Company
		2000-Present

Investment Risks

Risk factors

It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund’s goal by investing mainly in lower-rated bonds. Investors might suffer a financial loss due to the price drops of the net asset value per Unit. Where a purchase involves a foreign exchange transaction (e.g. conversion from Japanese yen), it may be subject to the fluctuation of currency values and investors might suffer a financial loss if, due to exchange rate fluctuations, net asset value falls below the investment principal on the Japanese Yen exchange rate base. All profit and loss arising in respect of the assets managed by the Fund are attributable to the Unitholders. There is no assurance that the capital invested in the Fund will be secured.

A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk: The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Management Company might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

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Credit risk: Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any securities rating agency that is nationally recognized in the U.S. rating such investments, or are unrated investments that the Investment Management Company believes are of comparable quality. The Investment Management Company may invest up to 15% of the Fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, or in unrated investments that the Investment Management Company believes are of comparable quality. The Investment Management Company will not necessarily sell an investment if its rating is reduced after the Investment Management Company buys it.

Investments rated below BBB or its equivalent are below investment-grade (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Investment Management Company to sell the investments at prices approximating the values the Investment Management Company had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Investment Management Company to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, the Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company’s success in achieving the Fund’s investment objective may depend more on the Investment Management Company’s own credit analysis when it buys lower quality bonds than when it buys higher quality bonds. The Investment Management Company may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Non-U.S. investments: The Investment Management Company may invest in non-U.S. investments, such as U.S.-dollar denominated fixed-income securities of non-U.S. issuers, although non-U.S investments do not represent a primary focus of the Fund. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S settlement procedures outside the U.S. may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or

4

investments in U.S. companies that have significant non-U.S. operations.

Derivatives: The Fund may engage in a variety of transactions involving derivatives, such as futures, options, certain non-U.S currency transactions and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may make use of "short" derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, it may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or outside the United States) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are "leveraged," which means that they provide the Fund with investment exposure greater than the value of the Fund's investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Illiquid investments: The Investment Management Company may invest up to 15% of the Fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law. The Investment Management Company may not be able to sell the Fund’s illiquid investments when the Investment Management Company considers it desirable to do so, or the Investment Management Company may be able to sell them only at less than their market value.

Other investments: In addition to the main investment strategies described above, the Investment Management Company may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The Fund may also loan its portfolio securities to earn income. These practices may be subject to other risks.

Further point

The provisions of Article 37-6 of the FIEL (the so-called “cooling-off” requirement) do not apply to transactions made in relation to the Fund.

Management Structure for the Risks

The Investment Management Company builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk

5

& Portfolio Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

Record of Performance

<Record of Changes in Net Asset Value and Net Asset Value per Share>

<Record of Distributions Paid>

● The tax levied on the distribution is not included in the data of distribution.

<Name of Major Portfolio>

(as of end of January, 2011)
Name of Issue

1

2

3

4

5

6

7

8

9

10

<Record of Earning Ratio>

● Past performance does not necessarily guide / guarantee to future performance.

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Procedures, Fees and Expenses etc.

7